                      SENIOR PREFERRED AMENDMENT AGREEMENT

          This Senior Preferred Amendment Agreement (this "Agreement") is entered into as of June 28, 2001 by and among Fannie May Holdings, Inc., a Delaware corporation (the "Company"), and the persons named on the signature pages hereof as Holders (the "Holders").

                                    RECITALS:

          A. The Company and the Holders entered into that certain Stock Purchase Agreement, dated as of August 22, 1991 (as amended, the "Purchase Agreement").

          B. As a condition to the closing of the transactions contemplated by the Purchase Agreement, the Company adopted and filed with the Secretary of State of the State of Delaware that certain Certificate of Designation relating to the 5% Senior Preferred Stock, no par value (the "Senior Preferred Stock"), pursuant to which the Senior Preferred Stock was created having the rights, qualifications, limitations and restrictions set forth therein (the "Certificate of Designation"). Terms used herein and not otherwise defined shall have the same meanings specified in the Certificate of Designation.

          C. On August 31, 2001, the Company is obligated, in accordance with the terms of the Certificate of Designation, to redeem in full all outstanding shares of the Senior Preferred Stock.

          D. The Company and the Holders agree that, as of the date hereof, a total of 1,243.8558 shares of Senior Preferred Stock are issued and outstanding and held of record by the Holders as set forth on the signature pages hereof (1,000 shares of which were issued in 1991 in connection with the Company's acquisition of Archibald Candy Corporation, an Illinois corporation ("Archibald"), and the remainder of which have been issued as paid-in-kind dividends since such original issuance).

          E. The Company and the Holders agree that, in the event this Agreement was not entered into, the aggregate amount required to be paid by the Company to the Holders on August 31, 2001 in full satisfaction of such redemption obligation would be approximately $12,700,000.

          F. The Company and the Holders desire to amend and restate the Certificate of Designation to, among other things, (i) extend the mandatory redemption date for the Senior Preferred Stock beyond August 31, 2001 and (ii) provide that such redemption obligation may be satisfied in full by the payment to the Holders of an aggregate amount equal to $13,500,000 on the schedule set forth herein (or $13,000,000 if paid in full on or prior to December 31, 2004).

          G. Archibald Candy Corporation, an Illinois corporation and wholly-owned subsidiary of the Company, desires to enter into a credit facility (the "Credit Facility") to replace its current credit facility with Bank One, NA. It is a condition to the closing of the Credit Facility that the Company and each of the Holders enter into this Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the undersigned hereby agree as follows:

          1.   AMENDMENTS TO THE CERTIFICATE OF DESIGNATION.

               (a) DIVIDENDS. Paragraph 1.2 of the Certificate of Designation shall be amended to establish August 31, 2000 as the final date upon which dividends shall accrue on the Senior Preferred Stock.

               (b) REDEMPTION. Paragraph 1.5 of the Certificate of Designation shall be amended to (i) delete all references to the redemption of Senior Preferred Stock on the Dividend Payment Date occurring in 2001, and (ii) insert therein a redemption schedule such that the following payments (each a "Redemption Payment") shall be made to the holders of shares of Senior Preferred Stock on the following dates in redemption of shares of Senior Preferred Stock not theretofore redeemed:


                                                                   Redemption
               Redemption Date                                      Payment
               ---------------                                      -------
               January 15, 2002.............................         $3,000,000
               January 15, 2003.............................          3,000,000
               January 15, 2004.............................          3,000,000
               January 15, 2005.............................          2,000,000
               January 15, 2006.............................          2,500,000

               Any Redemption Payment not paid on or prior to the respective Redemption Date shall bear interest at 8.0% per annum until paid. Each Redemption Payment (including any prepayment made in accordance with the following paragraph) shall be applied to redeem shares of Senior Preferred Stock, at the Redemption Price (defined below) per share, on a pro rata basis, among all holders of shares of Senior Preferred Stock.

               The Company may at any time, at the Company's sole option, redeem shares of Senior Preferred Stock not theretofore redeemed in advance of the schedule described above by paying the Redemption Price therefor. Any payment made in advance of a Redemption Date shall be applied to the then remaining Redemption Payments in chronological order.

               The "Redemption Price" shall equal (i) either (A) if with respect to a redemption in full on or prior to December 31, 2004 of all shares of Senior Preferred Stock then outstanding, $13,000,000 less the aggregate amount of all redemption payments made prior to such date or (B) if with respect to any other redemption, $13,500,000 less the aggregate amount of all redemption payments made prior to such date, in either case, divided by (ii) the total number of shares of Senior Preferred Stock outstanding immediately prior to the date of such redemption.

               (c) ACCELERATION OF REDEMPTION PAYMENTS. Paragraph 1.5 of the Certificate of Designation shall be further amended to provide that all unpaid Redemption Payments shall be accelerated in the event of (i) the Company's failure to discharge its obligation to make any Redemption Payment within 30 days of the designated Redemption Date, (ii) any sale, transfer, issuance or redemption or series of sales, transfers, issuances or redemptions (or any combination thereof) of shares of the Company's common stock, par value $.01 per share ("Common Stock"), by the holders thereof or the Company which results in any person or group of affiliated persons (other than (i) the owners of the Company's capital stock as of the date hereof and (ii) stockholders, partners, members, managers, affiliates, trustees or officers of such owners) owning more than 50% of the Common Stock of the Company or (iii) the Company's violation of its obligations described in Section 1(d) below.

               (d) STANDSTILL ON PAYMENTS TO HOLDERS OF JUNIOR SECURITIES. Paragraph 1.5 of the Certificate of Designation shall be further amended to provide that the Company shall not, directly or indirectly, until the Company shall have satisfied its obligations with respect to the redemption of the Senior Preferred Stock, make any cash payments to any holder (or any affiliate thereof) of, or declare or pay any cash dividend or make any distributions on, or purchase, redeem or retire, or satisfy any mandatory or optional redemption, sinking fund or other similar obligation in respect of, any shares of the Common Stock, the Company's Junior Class A PIK Preferred Stock or the Company's Junior Class B PIK Preferred Stock or any other series of stock issued by the Company ranking junior to the Senior Preferred Stock (collectively, the "Junior Securities") or warrants, rights or options exercisable for any such Junior Securities (other than dividends or distributions payable solely in the same class or series of such Junior Securities, as the case may be, to holders thereof); provided, however, that the Company may take any such action with respect to Common Stock (or stock appreciation rights or rights or options exercisable for Common Stock) issued or granted to officers or other employees of the Company or any of its subsidiaries pursuant to any employee benefit plan of the Company as in effect on the date hereof, but only if such action is in accordance with and pursuant to the provisions of such plan; and, provided further, that the Company may pay (i) salaries, bonuses, expense reimbursements and other similar payments to its employees in the ordinary course of business,
(ii) directors' fees and expense reimbursements, (iii) indemnification obligations owing by the Company to its directors and officers (whether under the Company's organizational documents, indemnification agreements or applicable law) and (iv) amounts payable under the Company's Management Consulting Agreement with TJC Management Corp., as in effect on the date hereof.

               (e) VOTING RIGHTS. Paragraph 1.6 of the Certificate of Designation shall be amended to delete all references to the failure of the Company to pay on any Dividend Payments Date the full amount of dividends then accrued and unpaid as set forth in each of the clauses designated as (i).

          2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               To induce the Holders to enter into this Agreement, the Company represents and warrants that the Company is duly authorized to execute and deliver this Agreement and is duly authorized to perform its obligations under the Certificate of Designation, as amended hereby.

          3.   CONSENT.

               By signing below, each Holder hereby acknowledges and agrees that such Holder consents to, and waives any requirement set forth in the Certificate of Designation for a separate written consent, or a vote at a meeting of holders, of Senior Preferred Stock with respect to, the amendment and restatement of the Certificate of Designation as set forth herein and as reflected in EXHIBIT A hereto.

          4.   COVENANT OF THE COMPANY.

               Immediately after the date hereof, the Company shall file a copy of the Amended and Restated Certificate of Designation in the form set forth in EXHIBIT A hereto with the Secretary of State of the State of Delaware.

          5.   SUCCESSORS.

               This Agreement shall be binding upon the Company and the Holders and their respective heirs, successors and assigns, and shall inure to the benefit of the heirs, successors and assigns of the Company and the Holders.

          6.   COUNTERPARTS.

               This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          7.   GOVERNING LAW.

               THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

          8.   ATTORNEYS' FEES AND EXPENSES.

               The Company shall pay or reimburse the Holders for all reasonable attorneys' fees and costs incurred by the Holders in connection with (a) the negotiation of this Agreement and the transactions contemplated hereby and (b) any action brought to enforce the rights of the Holders pursuant to this Agreement.

                            [signature page follows]

               IN WITNESS WHEREOF, the parties hereto have caused this Senior Preferred Amendment Agreement to be executed as of the date first written above.


                                             FANNIE MAY HOLDINGS, INC.

                                             By:  /s/ Ted A. Shepherd
                                                  -----------------------------
                                             Name:  Ted A. Shepherd
                                                  -----------------------------
                                             Title: President
                                                  -----------------------------


                                             HOLDERS:


                                             JOHN D. THORNE TRUST UNDER
                                             PARAGRAPH 1 OF ARTICLE III OF THE
                                             JEAN D. THORNE TRUST DATED
                                             DECEMBER 2, 1985

78.1639 Shares of Senior Preferred Stock     By:  /s/ John D. Thorne
                                                  -----------------------------
                                                  John D. Thorne, Trustee


                                             MARTHA THORNE MORROW TRUST
                                             UNDER PARAGRAPH 1 OF ARTICLE III
                                             OF THE JEAN D. THORNE TRUST
                                             DATED DECEMBER 2, 1985

                                             By:  /s/ Martha T. Morrow
                                                  -----------------------------
                                                  Martha Thorne Morrow, Trustee


                                             SUSAN THORNE KRILEY TRUST

78.1639 Shares of Senior Preferred Stock      By: /s/ Susan Thorne Kriley
                                                  -----------------------------
                                                  Susan Thorne Kriley, Trustee

                                              KATHERINE THORNE TRUST UNDER
                                              PARAGRAPH 1 OF ARTICLE IV OF THE
                                              JEAN D. THORNE TRUST DATED
                                              DECEMBER 2, 1985

78.1639 Shares of Senior Preferred Stock      By: /s/ Susan Thorne Kriley
                                                  -----------------------------
                                              By: /s/ Martha T. Morrow
                                                  -----------------------------
                                                  Susan Thorne Kriley and Martha
                                                  Thorne Morrow, Co-Trustees

                                              JOHN D. THORNE TRUST UNDER
                                              PARAGRAPH 2 OF ARTICLE III OF THE
                                              JEAN D. THORNE TRUST DATED
                                              DECEMBER 2, 1985

232.8001 Shares of Senior Preferred Stock     By: /s/ John D. Thorne
                                                  -----------------------------
                                                  John D. Thorne, Trustee

                                              MARTHA THORNE MORROW TRUST
                                              UNDER PARAGRAPH 2 OF ARTICLE III
                                              OF THE JEAN D. THORNE TRUST
                                              DATED DECEMBER 2, 1985

232.8001 Shares of Senior Preferred Stock     By: /s/ Martha T. Morrow
                                                  -----------------------------
                                                  Martha Thorne Morrow, Trustee

                                              SUSAN THORNE KRILEY TRUST
                                              UNDER PARAGRAPH 2 OF ARTICLE III
                                              OF THE JEAN D. THORNE TRUST
                                              DATED DECEMBER 2, 1985

232.8001 Shares of Senior Preferred Stock     By: /s/ Susan Thorne Kriley
                                                  -----------------------------
                                                  Susan Thorne Kriley, Trustee

                                              KATHERINE THORNE TRUST UNDER
                                              PARAGRAPH 2 OF ARTICLE III OF THE
                                              JEAN D. THORNE TRUST DATED
                                              DECEMBER 2, 1985

232.8001 Shares of Senior Preferred Stock     By: /s/ Susan Thorne Kriley
                                                  -----------------------------
                                              By: /s/ Martha T. Morrow
                                                  -----------------------------
                                                  Susan Thorne Kriley and Martha
                                                  Thorne Morrow, Co-Trustees